CONTRATO DE ARRENDAMIENTO QUE CELERAN EL ING.SALOMON ROSALES LIRA, EN CUANTO ARRENDADOR Y US PRECIOUS METALS DE MEXICO SA DE CV,EN--- CUANTO ARRENDATARIO,TENIENDO COMO REPRESENTANTE AL ING.CARLOS BECE RRA DAVALOS,RESPECTO DEL BIEN INMUEBLE UBICADO EN AVE.JACARANDA119 QUE ES UNA BODEGA.LOS CONTRATANTES SE SUJETAN AL TENOR DE LAS SIGS

C L A U S U L A S

PRIMERA.AMBOS CONTRATNTES SE RECONOCEN LA PERSONERIA CON QUE SE OS TENTAN,EL INMUEBLE SUJETOA CONTRATO DE ARRENDAMIENTO SE UBICA EN JA CARANDA 119 COL.LOS ANGELES DE ESTA CIUDAD DE MORELIA MICH.

SEGUNDA.EL PRECIO DEL ARRENDAMIENTO SERA DE $ 26,500.00 (VEINTI-- SEIS MIL QUINIENTOS PESOS 00/100 MN)LIBRES PARA EL ARRENDADOR,DES PUES DE IVA Y RETENCIONES.SE PAGARAN LOS DIAS PRIMEROS DE CADA--- MES EN DEPOSITO A LA CTA.BANORTE 0144775916 A NOMBRE DEL ARRENDADOR SIN NECESIDAD DE REQUERIMIENTO Y EN MENSUALIDADES ADELANTADAS.DES PUES DE LOS DIAS 5 DE CADA MES SE PAGARA UN 10% ADICIONAL AL ARREN DADOR POR RETRASO DE PAGO.A PARTIR DEL DECIMO DIA DE RETRASO EN EL PAGO,EL ARRENDADOR TOMARA POSESION DE LA BODEGA Y DE LOS BIENES--- QUE EN ELLA SE ENCUENTREN PARA GARANTIZAR EL PAGO DE ARRENDAMTO.

TERCERA.EL TERMINO DEL CONTRATO DE ARRENDAMIENTO SERA DE 2 AÑOS.A PARTIR DEL 1 DE FEBRERO DEL 2009 AL 1 DE FEBRERO DEL 2011.DESPUES DEL PRIMER AÑO,SE INCREMENTARA LA RENTA DE ACUERDO AL COSTO DEL AL ZA DE LA VIDA PUBLICADA POR EL BANCO DE MEXICO.

CUARTA.EL BIEN INMUEBLE SUJETO A ARRENDAMIENTO SE DESTINA PARA BO DEGA Y EL CAMBIO DE ESE GIRO SERA CAUSAL DE RESCICION DE CONTRATO.

QUINTA.EL LOCAL LO RECIBE EL ARRENDATARIO EN PERFECTAS CONDICIONES Y SE OBLIGA A ENTREGARLO EN LAS MISMAS CONDICIONES,SIN DAÑOS EN--- MUROS,PISOS,TECHOS,INTALACIONES ELECTRICAS,ETC.SIN DEJAR ALGUNA--- CANTIDAD COMO DEPOSITO.

SEXTA.AL TERMINO DEL CONTRATO NO HAY POSIBILIDAD DE PRORROGA,YA QUE EL ARRENDATARIO RENUNCIA A ESE BENEFICIO

SEPTIMA.EL ARRENDATARIO RECIBE EL LOCAL AL CORRIENTE EN LOS PAGOS DE AGUA Y LUZ OBLIGANDOSE A ENTREGARLO AL CORRIENTE EN LOS PAGOS- DE DICHOS SERVICIOS.

OCTAVA.EL ATRASO DEL PAGO POR DIEZ DIAS SERA CAUSAL DE RESCICION-- DE CONTRATO Y EL ARRENDATARIO SE OBLIGA A ENTREGAR SIN OBJECION DE NINGUNA ESPECIE EL LOCAL AL ARRENDADOR INMEDIATAMENTE.

NOVENA.PARA EL CASO DE INTERPRETACION DEL PRESENTE CONTRATO.LOS-- CONTRATANTES SE SOMETEN EXPRESAMENTE A LA JURISDICCION DE LOS TRI BUNALES DE MORELIA MICH,RENUNCIANDO A CUALQUIER OTRO FUERO QUE PU DIERA CORRESPONDER.

MORELIA MICH A 1 DE FEBRERO DEL " 2009.

ING.CARLOS BECERRA DAVALOS.
RELACIONES EXTERIORES #50.
COL.5 DE DICIEMBRE.MORELIA.

ING.SALOMON ROSALES LIRA.
JACARANDA 119.COL.LOS AN=
GELES.MORELIA.C.P.58000.